EXHIBIT 23.1






                               CONSENT OF COUNSEL


         We herby consent to the reference to us in the Prospectus constituting part of this Post-Effective Amendment No.2 to the Form SB-2 Registration Statement for BioQuest International, Inc., under the caption "Experts."




                             /s/ CARL N, DUNCAN, ESQ.
                                 Carl N. Duncan, Esq.


Bethesda, Maryland
Janauary 10, 2002